Exhibit 32

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Capstone Green Energy Corporation (the “Company”) on Form 10-Q for the quarter ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Darren R. Jamison, as Chief Executive Officer of the Company, and Frederick S. Hencken III, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that[, to his knowledge]:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ DARREN R. JAMISON
Darren R. Jamison
President and Chief Executive Officer (Principal Executive Officer)

	By:	/s/ FREDERICK S. HENCKEN III
Frederick S. Hencken III
Chief Financial Officer (Principal Financial Officer)

Date: February 10, 2022